UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Cracker Barrel Old Country Store, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Investor Contact:	Lawrence E. Hyatt, Senior Vice President and Chief Financial Officer
(615) 235-4432
Mark Harnett, MacKenzie Partners, Inc.
(212) 929-5877

Media Contact:	Julie K. Davis, Senior Director, Corporate Communications
(615) 443-9266
Ruth Pachman, Kekst and Company
(212) 521-4891

ISS ENDORSES ALL CRACKER BARREL NOMINEES TO BOARD; REJECTS BIGLARI BID FOR BOARD SEAT

Leading Proxy Advisory Firm Cites Cracker Barrel’s Performance Trends, Executive Succession and Board Renewal Efforts

Calls Biglari’s Arguments “Poorly-Founded”

LEBANON, Tenn. — December 8, 2011 — Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) today announced that Institutional Shareholder Services has recommended that Cracker Barrel shareholders vote FOR all of the individuals nominated by the Company’s Board of Directors for election to the Board at the Company’s Annual Meeting of Shareholders on December 20, 2011. ISS is a leading independent proxy voting advisory service whose recommendations are considered by major institutional investment firms, mutual funds, and other fiduciaries throughout the country.

In endorsing the Cracker Barrel nominees, ISS rejected Biglari Holdings’ nomination of Sardar Biglari.

In its report, ISS stated, “In aggregate, the company’s key performance trends, careful executive succession process, and current board renewal efforts strongly suggest that the dissident’s arguments are poorly-founded, and that there is not a compelling need for shareholders to effect board change at this time. Shareholders should vote FOR the management slate of nominees on the WHITE card.”1

[1]	Permission to use quotes from the ISS report was neither sought nor obtained.

– MORE –

ISS Endorses All Cracker Barrel Nominees to Board; Rejects Biglari Bid for Board Seat

December 8, 2011

Key excerpts from the report follow:

•

“Corporate operating margin and operating income have improved in the past two fiscal years; revenue has grown without degrading gross margin through pricing incentives; SG&A has actually fallen as a percentage of revenue, indicating the company has asserted some cost discipline to improve operating efficiency.”

•	“Return on invested capital, as one primary measure of the wisdom of the board’s capital allocation decisions, is substantially higher than peer mean or median.”

•

“….[I]t is particularly meaningful that the company has spent the past two years implementing a thoughtful executive succession plan which introduced a new CEO and CFO with significant prior experience in those roles at other companies, and which gave the incoming CEO — who was new to the industry — two years’ experience in the key operating positions of CFO and COO before electing her to the top executive role in September. This was neither a kneejerk reaction to the dissident’s campaign nor a belated recognition that someone had been asleep at the wheel; it was a two-year process which coincided with the beginning of the company’s recovery on key operating metrics, and which shareholders should reasonably expect to produce stronger performance in the near as well as the long term.”

Sandra B. Cochran, president and chief executive officer of Cracker Barrel, said, “We are very pleased that ISS recognizes the aggressive actions we are taking to return the Company to a growth trajectory, including new management, new board members and a specific, tangible and measurable six-pronged strategy for success.” In her new role as CEO, Ms. Cochran reports directly to and will continue to work with the newly revitalized Board of Directors on the Company’s ongoing plan to build and deliver shareholder value.

“Our initiatives are already generating positive momentum, and the ISS announcement further strengthens our belief that Mr. Biglari’s presence on our Board would jeopardize our progress and ultimately result in the destruction of shareholder value,” Ms. Cochran added. “While Mr. Biglari has used his experience at Steak ‘n Shake to support his candidacy, we agree with ISS’s perspective that ‘the primary consideration [for Board membership] ought not to be what the dissident nominee achieved at Steak ‘n Shake, which was a broken company on a downward trend when he gained a board seat.’”

“We urge our shareholders to vote FOR Cracker Barrel’s nominees on the WHITE proxy card.”

Cracker Barrel also said today that the Company strongly disagrees with the recommendation of ISS regarding a vote on a shareholder-friendly rights plan at the Annual Meeting. ISS acknowledged that the rights plan “contains some reasonable features that protect shareholders from entrenchment risk,” but objected to the 10% threshold.

– MORE –

ISS Endorses All Cracker Barrel Nominees to Board; Rejects Biglari Bid for Board Seat

December 8, 2011

“The rights plan is important because it helps ensure that neither Sardar Biglari nor anyone else can take over Cracker Barrel without paying a change-of-control premium to all shareholders,” Ms. Cochran said. “We urge our shareholders to vote FOR Cracker Barrel’s shareholder-friendly rights plan.”

About Cracker Barrel

Cracker Barrel Old Country Store restaurants provide a friendly home-away-from-home in their old country stores and restaurants. Guests are cared for like family while relaxing and enjoying real home-style food and shopping that’s surprisingly unique, genuinely fun and reminiscent of America’s country heritage…all at a fair price. The restaurant serves up delicious, home-style country food such as meatloaf and homemade chicken n’ dumplins as well as its signature biscuits using an old family recipe. The authentic old country retail store is fun to shop and offers unique gifts and self-indulgences.

Headquartered in Lebanon, Tennessee, Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) was established in 1969 and operates 608 company-owned locations in 42 states. Every Cracker Barrel unit is open seven days a week with hours Sunday through Thursday, 6 a.m. — 10 p.m., and Friday and Saturday, 6 a.m. — 11 p.m. For more information, visit: crackerbarrel.com.

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2011 Annual Meeting. On November 8, 2011, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

#  #  #

Set forth below is the text of a voicemail delivered by Michael A. Woodhouse, Executive Chairman of the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”), to field management and home office employees of the Company. The voicemail was distributed after 7:00 a.m. Central Time on December 8, 2011.

MAW voicemail HO and Field

Positive ISS for board

Hello, everyone. I’ve got some great news to share about a development in the proxy fight we’ve had to engage in. An organization that provides advice to institutional shareholders on issues such as proxy fights has recommended to its clients that they vote for Cracker Barrel’s slate of candidates rather than support Sardar Biglari in his effort to get on our board of directors.

The recommendations of this organization…Institutional Shareholder Services (known as I.S.S.) are considered by major institutional investment firms and mutual funds throughout the country and most of Cracker Barrel’s shares are held by these kinds of organizations so this is very good news for us! We’re very pleased that ISS recognizes the aggressive actions we’re taking to return the Company to a growth trajectory, including new management, new board members and a specific, tangible and measurable six-pronged strategy for success. These initiatives are already generating positive momentum, as demonstrated in such things as the success we had with November sales.

You can find details about why ISS recommends in favor of the Company in a news release we’ve posted this morning in the Investor Relations section of the Cracker Barrel website. Keep in mind that, despite this good news, we still have our work cut out for us. Our shareholders will consider this ISS recommendation, but they will make up their own minds, so we must continue to demonstrate that Cracker Barrel is a strong, well-run company delivering measurable positive results. The best way to do that is to stay focused on your work and not be distracted by the proxy fight.

It’s also worth noting that we may see more attacks on the company and on me, specifically, over the next couple of weeks. Again, I urge you to stay focused on what’s important – delivering results!

I think you’ll be pleased to know that the Company is continuing its energetic efforts to influence the public dialogue on the proxy fight and the subsequent voting. Sandy Cochran, Larry Hyatt, and I are on the road again this week, meeting with institutional shareholders to go over our updated presentation on the progress and successes the Company has had to date, and why we believe Sardar Biglari is wrong for Cracker Barrel. We have a lot of momentum right now and I appreciate all you are doing to stay focused on the business and not be distracted.

I’ll be in touch again soon.

Set forth below is an e-mail delivered by Michael A. Woodhouse, Executive Chairman of the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”), to field management employees of the Company. The e-mail was sent after 7:00 a.m. Central Time on December 8, 2011.

From:	Operations Administration
Sent:	December 8, 2011
To:	All Field Management
Subject:	Proxy Fight Update

From Mike Woodhouse

This message is to update you on the latest development in the proxy fight we’ve had to engage in. Institutional Shareholder Service (ISS), an organization that provides advice to institutional shareholders on issues such as proxy fight, has recommended to its clients that they vote for Cracker Barrel’s slate of candidates rather than support Sardar Biglari in his effort to get on our board of directors.

ISS’s recommendations are considered by major institutional investment firms and mutual funds throughout the country and most of Cracker Barrel’s shares are held by these kinds of organizations so this is very good news for us! We’re very pleased that ISS recognizes the aggressive actions we’re taking to return the Company to a growth trajectory, including new management, new board members and a specific, tangible and measurable six-pronged strategy for success. These initiatives are already generating positive momentum, as demonstrated in such things as the success we had with November sales.

You can find details about why ISS recommends in favor of the Company in a news release we’ve posted this morning in the Investor Relations section of the Cracker Barrel website.

Keep in mind that, despite this good news, we still have our work cut out for us. Our shareholders will consider this ISS recommendation, but they will make up their own minds, so we must continue to demonstrate that Cracker Barrel is a strong, well-run company delivering measurable positive results. The best way to do that is to stay focused on your work and not be distracted by the proxy fight.

It’s also worth noting that we may see more attacks on the company and on me, specifically, over the next couple of weeks. Again, I urge you to stay focused on what’s important – delivering results!

I think you’ll be pleased to know that the Company is continuing its energetic efforts to influence the public dialogue on the proxy fight and the subsequent voting. Sandy Cochran, Larry Hyatt, and I are on the road again this week, meeting with institutional shareholders to go over our updated presentation on the progress and successes the Company has had to date, and why we believe Sardar Biglari is wrong for Cracker Barrel. We have a lot of momentum right now, and I appreciate all you are doing to stay focused on your business and not be distracted. I’ll be in touch again soon.

Important additional information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2011 Annual Meeting. On November 8, 2011, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

Set forth below is an e-mail delivered by Michael A. Woodhouse, Executive Chairman of the Board of Directors of Cracker Barrel Old Country Store, Inc. (the “Company”), to home office employees of the Company. The e-mail was sent after 7:00 a.m. Central Time on December 8, 2011.

From:	Home Office News
Sent:	December 8, 2011
To:	Home Office Users
Subject:	Proxy Fight Update

From Mike Woodhouse

This message is to update you on the latest development in the proxy fight we’ve had to engage in. Institutional Shareholder Service (ISS), an organization that provides advice to institutional shareholders on issues such as proxy fight, has recommended to its clients that they vote for Cracker Barrel’s slate of candidates rather than support Sardar Biglari in his effort to get on our board of directors.

ISS’s recommendations are considered by major institutional investment firms and mutual funds throughout the country and most of Cracker Barrel’s shares are held by these kinds of organizations so this is very good news for us! We’re very pleased that ISS recognizes the aggressive actions we’re taking to return the Company to a growth trajectory, including new management, new board members and a specific, tangible and measurable six-pronged strategy for success. These initiatives are already generating positive momentum, as demonstrated in such things as the success we had with November sales.

You can find details about why ISS recommends in favor of the Company in a news release we’ve posted this morning in the Investor Relations section of the Cracker Barrel website (http://investor.crackerbarrel.com/releasedetail.cfm?ReleaseID=631588).

Keep in mind that, despite this good news, we still have our work cut out for us. Our shareholders will consider this ISS recommendation, but they will make up their own minds, so we must continue to demonstrate that Cracker Barrel is a strong, well-run company delivering measurable positive results. The best way to do that is to stay focused on your work and not be distracted by the proxy fight.

It’s also worth noting that we may see more attacks on the company and on me, specifically, over the next couple of weeks. Again, I urge you to stay focused on what’s important – delivering results!

I think you’ll be pleased to know that the Company is continuing its energetic efforts to influence the public dialogue on the proxy fight and the subsequent voting. Sandy Cochran, Larry Hyatt, and I are on the road again this week, meeting with institutional shareholders to go over our updated presentation on the progress and successes the Company has had to date, and why we believe Sardar Biglari is wrong for Cracker Barrel. We have a lot of momentum right now and I appreciate all you are doing to stay focused on the business and not be distracted. I’ll be in touch again soon.

Important additional information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2011 Annual Meeting. On November 8, 2011, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.